22. Deferred revenue (Tables)	12 Months Ended
Dec. 31, 2019
Deferred Revenues [Abstract]
Schedule of deferred revenue
	2019	2018

Deferred revenues	1,109,112	1,313,467

Prepaid services to be provided (1)	186,310	301,621
Government grants (2)	42,159	63,731
Network swap (3)	2,713	11,449
Anticipated receipts	11,651	18,626
Deferred revenue for sale of towers (4)	843,017	897,112
Contractual liability (5)	23,262	20,928

Current portion	(281,930)	(406,867)
Non-current portion	827,182	906,600

(1) This refers to the reloading of voice and data credits not yet used by customers involving prepaid system services, which are appropriated to income when customers actually avail themselves of these services.

(2) Refers to the release of funds under the credit facility from the BNDES Investment Sustainment Program. The total sum of the subsidies granted by the BNDES through December 31, 2019, was R$203 million and the amount outstanding at December 31, 2019 and R$42,159 (63,731 at December 31, 2018). This amount is being amortized according to the useful life of the asset being financed and appropriated to the “Other income (expenses), net” (Note 28).

(3) Refers mainly to the transfer of onerous contracts and reciprocal fiber optic infrastructure (Note 11).

(4) Refers to amounts to be appropriated from sales of towers (Note 15).

(5) Contracts with customers.

Schedule of contractual assets and liabilities
	2019	2018

Accounts receivable included in trade accounts receivable	2,413,865	2,189,931
Contractual asset (note 6)	15,142	130
Contractual liabilities	(23,262)	(20,928)

Summary of the main changes during the fiscal year:

Summary of the main changes during the fiscal year:

	Contractual asset (liability)

	2019	2018
Balances as at January 1, 2019	(20,798)	(12,305)
Additions	1,845	(23,545)
Write-offs	10,833	15,052
Balances as at December 31, 2019	(8,120)	(20,798)

The estimated realization of the balances of contractual assets and liabilities is described below:

	2020	2021
Contractual asset (liability)	(5,953)	(2,167)